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                                                             EXHIBIT 10.29

                         REGISTRATION RIGHTS AGREEMENT


        Registration Rights Agreement, dated as of September 1, 1995 among Insituform Technologies, Inc., a Delaware corporation (the "Company"), Robert W. Affholder ("Affholder") and Xanadu Investments, L.P. ("Xanadu"), (Affholder and Xanadu are individually referred to herein as a "Shareholder" and collectively referred to herein as the "Shareholders").

        Pursuant to the Agreement and Plan of Merger, dated as of May 23, 1995, among the Company, ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA") (as it may be amended from time to time, the "Merger Agreement"), the Company is required to use its best efforts to enter into this Registration Rights Agreement with the Shareholders. The Shareholders desire to enter into this Agreement with the Company.

        Accordingly, the parties hereto agree as follows:

                                        ARTICLE I

                                       DEFINITIONS

        SECTION 1.1. Definitions. Terms defined in or pursuant to the Merger Agreement are used herein as therein defined unless otherwise defined herein. In addition, the following terms, as used herein, have the following meanings:

        "Affiliate" means an "affiliate" of the subject referenced within the meaning of Rule 145 under the Securities Act.

        "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

        "Commission" means the U.S. Securities and Exchange Commission.

        "Demand Registration" means a Demand Registration as defined in
Section 2.1.

        "ITI Class A Common Stock" means Class A Common Stock, par value $.01 per share, of the Company.

        "Incidental Registration" means an Incidental Registration as defined in Section 2.2.

        "Independent Directors" shall mean those directors of the Company that are not Shareholders or affiliates of any Shareholder.


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        "Registration Rights Commencement Date" means the date of the first publication of the operating results of the Company covering a period after the merger of ITI Sub with and into IMA of at least 30 days.

        "Registrable Securities" means shares of ITI Class A Common Stock; provided that any such securities shall cease to be Registrable Securities with respect to a proposed offer or sale thereof (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement or (ii) such securities shall have been disposed of in accordance with Rule 144.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

        "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.


                                   ARTICLE II

                              REGISTRATION RIGHTS


        SECTION 2.1. Demand Registration. (a) Subject to the terms and conditions of this Agreement, from and after the Registration Rights Commencement Date, each Shareholder may make a written request for registration under the Securities Act of all or part of the Registrable Securities beneficially or of record owned by it or any Affiliate of it (a "Demand Registration"); provided that the Company shall not be obligated (i) to effect more than one Demand Registration for each Shareholder unless the Company qualifies and is entitled to use a Registration Statement on Form S-3 in which case each Shareholder shall be entitled to a total of three Demand Registrations, (ii) to effect a Demand Registration for less than 500,000 shares of ITI Class A Common Stock, (iii) to effect a Demand Registration if such written request is given after December 9, 1998, (iv) to effect a Demand Registration for any Registrable Securities if, in the written opinion of counsel to the Company, such Registrable Securities could, within three months of the date of a Shareholder's request but based on the facts and circumstances known at the date of such request, be publicly offered and sold without registration under the Securities Act (and such Shareholder shall provide such information as counsel to the Company shall reasonably request in connection with such opinion), (v) to effect a Demand Registration if a Demand Registration has been effectuated within the prior 6 months, (vi) to effect a Demand Registration during the period commencing on the date of delivery of the Incidental Registration Notice (as defined below) and ending on the earlier of the 20th day after the effectiveness of the registration statement with respect to which such Incidental Registration Notice relates or the date the Company abandons plans to pursue the registration contemplated by such registration statement, (vii) to effect a Demand Registration during a period in which the Company would be required to undertake an audit in order to have available


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for inclusion in the registration statement current financial statements as required in accordance with the Securities Act, unless the selling Shareholder undertakes to bear the costs of such audit, or (viii) to register the shares of any Shareholder Affiliate not a party hereto unless such Affiliate shall agree in writing reasonably satisfactory to the Company to be bound by the provisions of this Agreement relating to such registration as if such Affiliate were a Shareholder hereunder. Such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. A registration will not count as a Demand Registration until it has become effective.

        (b) Neither the Company nor the Shareholder(s) not initiating the Demand Registration shall have the right to include any of the Company's securities in any registration initiated as a Demand Registration unless: (i) such securities are of the same class as the Registrable Securities included in such registration; (ii) if any of the Registrable Securities covered by such registration are to be sold in an underwritten offering, the Company or such Shareholder(s), as applicable, agree in writing to sell its securities on the same terms and conditions as apply to the Registrable Securities being sold; and
(iii) if any of the Registrable Securities covered by such registration are to be sold in an underwritten offering, the managing underwriters shall not have advised the Company or the Shareholder initiating the Demand Registration that, in their opinion, the total number or dollar amount of the securities requested to be included in such registration by the Company and/or such other Shareholder(s), together with the Registrable Securities demanded to be registered hereunder, exceeds the number of securities which can be sold in such offering.

        (c) Subject to such other arrangements as the Company may agree by letter with any Shareholder, the Company shall have the right to select the investment banker or bankers and managers to administer the offering; provided, however, that such investment banker or bankers and manager shall be reasonably satisfactory to holders of a majority of the shares of Registrable Securities which are held by Shareholders and which the Company has been requested to register under this Section 2.1. The Shareholder initiating the Demand Registration shall (together with the Company and, if other Shareholders are participating in such Demand Registration, the other Shareholders) enter into an underwriting agreement in such customary form as shall have been negotiated and agreed to by the Company with the Underwriter or Underwriters selected for such underwriting by the Company.

        SECTION 2.2. Incidental Registration. (a) Subject to the terms and conditions of this Agreement, including Section 2.1(b) hereof, during the period commencing on the Registration Rights Commencement Date and ending on December 9, 1998, if the Company proposes to file a Registration Statement under the Securities Act relating to an underwritten public offering of shares of ITI Class


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A Common Stock (other than a Registration Statement on Form S-4 or Form S-8) to be offered for its own account or the account of others (including any Demand Registration pursuant to Section 2.1), the Company shall (i) provide written notice of the proposed offering to each Shareholder, setting forth a description of the intended method of distribution (the "Incidental Registration Notice"), and (ii) use its reasonable best efforts to register pursuant to such Registration Statement (an "Incidental Registration") such number of shares of Registrable Securities as shall be specified in a written request by any such Shareholder made within 20 days after receipt of such written notice from the Company, subject to such limits as may have been set by the managing Underwriter on the number of Registrable Securities which may be included in the proposed offering, and subject to Section 2.2(b) below; provided, however, that, for purposes of this sentence, the use by the Company of its "reasonable best efforts" shall not require the Company to reduce the amount or sale price of the securities it proposes to distribute for its own account. The Company shall not be obligated to effect an Incidental Registration for any Registrable Securities if in the written opinion of counsel to the Company, such Registrable Securities could, within three months of the date of a Shareholder's request but based on the facts and circumstances known at the date of such request, be publicly offered and sold without registration under the Securities Act (and such Shareholder shall provide such information as counsel to the Company shall reasonably request in connection with such opinion).

        (b) Each Shareholder participating in such Incidental Registration shall (together with the Company and the other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement in such form as shall have been negotiated and agreed to by the Company with the Underwriter or Underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this
Section 2.2, if the managing Underwriter determines that marketing factors require a limitation of the number of shares to be underwritten under this
Section 2.2, the Underwriter may limit the number of Registrable Securities to be included in the registration and underwriting under this Section 2.2, such limitation shall be allocated pro rata among all requesting Shareholders (under this Section 2.2) based on the proportion that the number of Registrable Securities proposed to be registered by each Shareholder under this Section
2.2 bears to the total number of Registrable Securities proposed to be registered under this Section 2.2 by all Shareholders; provided, that no such reduction may reduce the securities being offered by the Company for its own account.

        (c) Notwithstanding the foregoing, if, at any time after giving written notice to the Shareholders of its proposal to file a Registration Statement pursuant to Section 2.2(a) hereof and prior to the effective date of such Registration Statement, the Company shall determine for any reason not to register the securities proposed to be covered thereby, the Company may, at its


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election, give written notice of such determination to each requesting
Shareholder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay certain expenses in connection therewith as provided in
Section 3.2), without prejudice, however, to the rights each requesting Shareholder otherwise may have to request that such registration be effected under Section 2.1.

        SECTION 2.3 Holdback Agreement. If any registration of Registrable Securities shall be in connection with an underwritten public offering, each Shareholder participating in such offering agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 or Rule 144A or any successor provisions under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the seven days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), provided that such Shareholder has received written notice of such registration at least two Business Days prior to the anticipated beginning of the seven day period referred to above. The 90-day period referred to in this Section 2.3 may be extended for such longer period as the Underwriter may reasonably request. The foregoing provisions shall not apply to any Shareholder if such Shareholder is prevented by applicable statute or regulation, or by action of any governmental authority, from entering into or performing any such agreement; provided, however, that any such Shareholder shall undertake not to effect any such public sale or distribution of the applicable class of Registrable Securities during such period unless it has provided at least 45 days' prior written notice of such sale or distribution to the underwriter or underwriters.

                                  ARTICLE III

                            REGISTRATION PROCEDURES

        SECTION 3.1 Filings; Information. Whenever any Shareholder requests that any Registrable Securities be registered pursuant to Section 2.1 hereof, the Company will, subject to the terms and provisions hereof, use its reasonable best efforts to effect the registration of such Registrable Securities as quickly as practicable, and in connection with each such request:

        (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement

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to become and remain effective for a period of not less than 120 days (or such shorter period as shall terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn); provided that if the Company shall furnish to such Shareholder a certificate signed by the President or a Vice President of the Company stating that in the good faith judgment of the Company it would be detrimental or otherwise disadvantageous to the Company or its shareholders for such a registration statement to be filed or become effective or, in the case of an effective registration statement, for sales to be effected thereunder, the Company shall have a period of not more than 120 days from the date of such Company officer's certificate within which to file such registration statement or, if filed, to seek its effectiveness or, in the case of an effective registration statement, the Company shall be entitled to require the selling Shareholder(s) to refrain from selling Registrable Securities under such registration statement for a period of up to 120 days from the date of such Company officer's certificate. If the Company furnishes a notice under this paragraph at a time when a registration statement filed pursuant to this Agreement is effective, the Company shall extend the period during which such registration statement shall be maintained effective as provided in this Section 3.1(a) hereof by the number of days during the period from and including the date of the giving of notice under this paragraph to the date when sales under the registration statement may recommence.

        (b) The Company will, prior to filing such registration statement or any amendment or supplement thereto, furnish to each such Shareholder and each managing Underwriter, if any, copies thereof, and thereafter furnish to each such Shareholder and each such Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as such Shareholder or such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

        (c) After the filing of the registration statement, the Company will promptly notify each such Shareholder of any stop order issued or, to the knowledge of the Company, threatened to be issued by the Commission and will promptly take all necessary actions required to prevent the entry of such stop order or to remove it if entered.

        (d) The Company will use its reasonable best efforts to register or to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as each such Shareholder reasonably (in light of each such Shareholders intended plan of distribution) requests; provided that the Company will not be required to
(i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any

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such jurisdiction or (iii) file any general consent to service of process in any such jurisdiction.

        (e) The Company will, as promptly as practicable, notify each such Shareholder, at any time when a prospectus relating to the registration of Registrable Securities pursuant to Article II hereof is required by law to be delivered in connection with sales by an Underwriter or dealer, if for any reason the prospectus requires a supplement or amendment thereto so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as promptly as practicable make available to each such Shareholder and to the Underwriters any such supplement or amendment. Each such Shareholder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, such Shareholder will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt of the copies of such supplemented or amended prospectus and, if so directed by the Company, such Shareholder will deliver to the Company all copies, other than permanent file copies then in such Shareholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in
Section 3.1(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to each such Shareholder such supplemented or amended prospectus.

        (f) The Company will enter into customary agreements (including an underwriting agreement in customary form and satisfactory in form and substance to the Company in its reasonable judgment) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities, provided that any such underwriting agreement shall contain an agreement of the Underwriter(s) to indemnify and hold harmless the Company against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities if a copy of the current prospectus, as amended and supplemented, was furnished to the Underwriter(s) and/or each such Shareholder by the Company but was not provided to a purchaser and such current prospectus would have cured the defect giving rise to such loss, claim, damage or liability, or shall contain a substantially similar agreement acceptable to the Company.

        (g) The Company will make generally available to its shareholders, as soon as reasonably practicable, an earning


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statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act.

        It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Shareholder of Registrable Securities that such Shareholder shall furnish to the Company such information regarding such Shareholder, the securities held by such Shareholder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

        SECTION 3.2. Registration Expenses. In connection with any Demand Registration and any Incidental Registration, the Company shall (except as otherwise specifically provided herein) pay all out-of-pocket expenses of the Company incurred in connection with such registration (the "Registration Expenses"), including without limitation; (i) all filing fees with the Commission, (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses,
(iv) fees and expenses of counsel and independent certified public accountants for the Company and (v) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration. In addition, in connection with any Demand Registration and any Incidental Registration, each participating Shareholder shall pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by such Shareholder, and any out-of-pocket expenses of such Shareholder, including such Shareholder's counsel's fees and expenses, and the Company shall pay internal Company expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).


                                   ARTICLE IV

                                INDEMNIFICATION

        SECTION 4.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Shareholder, its officers and directors, and each Person, if any, who controls each Shareholder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated


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therein or necessary to make the statements therein not misleading and will reimburse each such person for any legal or other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage or liability (or any proceeding in respect thereof), subject to the provisions of Section 4.3, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information furnished in writing to the Company by or on behalf of each Shareholder expressly for use therein; provided that the foregoing indemnity agreement shall not be applicable (i) if a copy of the current prospectus, as amended and supplemented, was furnished to the relevant Shareholder by the Company but was not provided to the relevant purchaser and such current prospectus would have cured the defect giving rise to such loss, claim, damage or liability or (ii) with respect to any sales occurring after a notification to such Shareholder by the Company pursuant to Section 3.1(e) and prior to the delivery by the Company of the supplement or amendment to such prospectus contemplated by such notification. Subject to the Underwriter's compliance with
Section 3.1(f) hereof, the Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of each Shareholder provided in this Section 4.1.

        SECTION 4.2. Indemnification by the Shareholders. Each Shareholder agrees to indemnify and hold harmless the Company, its officers and directors, and each Person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Shareholder, but only with reference to information furnished in writing by or on behalf of each Shareholder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.

        SECTION 4.3. Conduct of Indemnification Proceedings. (a) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing, provided that the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party of any liability it may have under this Agreement or otherwise except to the extent of any loss, damage, liability or expense arising from such omission. The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses

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of such counsel shall be at the expense of such Indemnified Party unless
(i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Company, if an Indemnifying Party, shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for each Shareholder, if an Indemnified Party. In the case of any such separate firm for an Indemnified Party, such firm shall be designated in writing by the Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent.

        (b) If the indemnification provided for in this Article IV shall for any reason be unavailable to an Indemnified Party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or action in respect thereof in such proportion as shall be appropriate to reflect both the relative benefits received by the Indemnifying Party and the Indemnified Party from the offering of the Registrable Securities and the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue and alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party, on the one hand, or the Indemnified Party, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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                                   ARTICLE V

                                 MISCELLANEOUS

        SECTION 5.1. Provision of Information. Each Shareholder shall, and shall cause its officers, directors, employees and agents to, complete and execute all such questionnaires, powers of attorney, indemnities, underwriting agreements and other documents as the Company shall reasonably request in connection with a Demand Registration or Incidental Registration.

        SECTION 5.2. Rule 144. The Company covenants that it will use reasonable best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Shareholders may reasonably request, all to the extent required from time to time to enable each Shareholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

        SECTION 5.3. Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

        SECTION 5.4. Further Assurances. Subject to the specific terms of this Agreement, each Shareholder and the Company shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

        SECTION 5.5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by and against the successors and assigns of the parties hereto. No right or obligation hereunder shall be assignable without the consent of the other party hereto, and any such purported assignment shall be void.

        SECTION 5.6. Entire Agreement; Modification. This Agreement contains the entire understanding among the parties and supersedes all agreements and understandings entered into prior to the execution hereof including, without limitation, the provisions of Section 7.17 of the Merger Agreement. This Agreement may be modified only by a written instrument duly executed by or on behalf of each party and, in the case of the Company, only if approved by a majority of the Independent Directors.




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        SECTION 5.7. Notices. Except as otherwise specified by written notice to the parties hereto, all notices and other communications provided for hereunder shall be in writing and shall be by facsimile or sent by registered mail, postage prepaid as follows:

        (i)     if to the Company:

                Insituform Technologies, Inc.
                1770 Kirby Parkway
                Suite 300
                Memphis, Tennessee  38138

                Attn: Jean-Paul Richard, President
                Fax Number: (901) 759-7500

                with a copy to:

                Krugman, Chapnick & Grimshaw
                Park 80 West - Plaza Two
                Saddle Brook, New Jersey  07663
                Attn: Howard Kailes
                Fax Number: (201) 845-9627

        (ii)    if to Affholder:

                c/o Insituform Mid-America, Inc.
                    17988 Edison Avenue
                    Chesterfield, Missouri  63005-3700

                with a copy to:

                Thomas A. Litz, Esq.
                Thompson & Mitchell
                One Mercantile Center
                St. Louis, Missouri  63101

        (iii)   if to Xanadu:

                c/o Insituform Mid-America, Inc.
                    17988 Edison Avenue
                    Chesterfield, Missouri  63005-3700

                with a copy to:

                Thomas A. Litz, Esq.
                Thompson & Mitchell
                One Mercantile Center
                St. Louis, Missouri  63101

        SECTION 5.8. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive law of the State of New York without giving effect to the principles of conflict of laws thereof.


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
        SECTION 5.9. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

        SECTION 5.10. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction thereof.

        SECTION 5.11. Termination. This Agreement shall automatically terminate if the Merger Agreement is terminated.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                   INSITUFORM TECHNOLOGIES, INC.

                                   By /s/ William A. Martin
                                      -------------------------------

                                   /s/ Robert W. Affholder
                                   ----------------------------------
                                   Robert W. Affholder

                                   XANADU INVESTMENTS, L.P.

                                   By: The Jerome Kalishman Revocable Trust,
                                        its General Partner

                                   By /s/ Jerome Kalishman
                                   ----------------------------------
                                   Jerome Kalishman, Trustee


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